EXHIBIT 32.1

CERTIFICATION PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of CurrencySharesSM Canadian Dollar Trust (the “Trust”) on Form 10-K for the fiscal year ended October 31, 2007 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Carl G. Verboncoeur, Chief Executive Officer of Rydex Specialized Products LLC, the Sponsor of the Trust, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

1.     The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.     The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Trust.

Date: January 25, 2008

/s/ Carl G. Verboncoeur
Carl G. Verboncoeur*
Chief Executive Officer
(principal executive officer)

* The Registrant is a trust and Carl G. Verboncoeur is signing in his capacity as the principal executive officer of Rydex Specialized Products LLC, the Sponsor of the Registrant.